UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[    ] PRE-EFFECTIVE AMENDMENT NO. 1
[    ] POST-EFFECTIVE AMENDMENT NO.__

(Check appropriate box or boxes)

Calvert Variable Series, Inc.	Registrant's Telephone Number
(Exact Name of Registrant as Specified in Charter)	800-368-2745
Address of Principal Executive Offices 4550 Montgomery Avenue, Suite 1000N Bethesda, MD 20814	Approx. Date of Proposed Public Offering: October 31, 2003 (Date of Reorganization)

Name and Address of Agent for Service:
William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

September 4, 2003

Dear Policy Owner:

I am writing to inform you of the upcoming special meeting of shareholders of the Calvert Variable Series, Inc. (CVS) Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio (the “Merging Portfolios”) which will merge with and into the new Ameritas Core Strategies Portfolio on October 31, 2003, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of the Merging Portfolios for shares of equal value in the new Ameritas Core Strategies Portfolio. The Board of Directors of Calvert Variable Series, Inc., including myself, believe this change is in the best interests of the Merging Portfolios and you, as a shareholder.

Regardless of the number of units you own, it is important that you take the time to read the enclosed proxy materials, and vote on the issues as soon as you can. You may vote by mail or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, Management Information Services Corp. or by an AmeritasAcacia associate. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review these important matters. If we may be of any assistance or if you have any questions about the proxy issues, please call us at 800-745-1112, extension 7593.

Sincerely,

William J. Atherton
President
Calvert Variable Series, Inc.

CALVERT VARIABLE SERIES, INC.

AMERITAS EMERGING GROWTH PORTFOLIOAMERITAS
RESEARCH PORTFOLIOAMERITAS
GROWTH WITH INCOME PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on October 15, 2003

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio, each a series of Calvert Variable Series, Inc. (the “Fund”), will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, October 15, 2003, for the following purposes:

I.     To consider and act on an Agreement and Plan of Reorganization (the Agreement), dated September 4, 2003, providing for the transfer of substantially all of the assets of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio to the Ameritas Core Strategies Portfolio, each a separate portfolio of Calvert Variable Series, Inc., in exchange for shares of equal value of the Ameritas Core Strategies Portfolio. The Agreement also provides for the distribution of those shares of the Ameritas Core Strategies Portfolio to shareholders of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio, in liquidation and subsequent termination of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio.

II.     To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

On behalf of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio, the Board of Directors of Calvert Variable Series, Inc. has fixed the close of business on August 1, 2003 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

September 4, 2003

By Order of the Board of Directors,

William M. Tartikoff, Esq.
Vice President

PROSPECTUS AND PROXY STATEMENT

September 4, 2003

Acquisition of the assets
of Ameritas Emerging Growth Portfolio
Ameritas Research Portfolio
Ameritas Growth With Income Portfolio,
By and in exchange for shares of
Ameritas Core Strategies Portfolio,

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745

This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio (the “Merging Portfolios”) in exchange for shares of the Ameritas Core Strategies Portfolio (the “Reorganization”). Following the transfer, Ameritas Core Strategies Portfolio shares will be distributed to shareholders of the Merging Portfolios in liquidation of the Merging Portfolios, and they, in turn, will be dissolved. As a result of the proposed transaction, each shareholder of the Merging Portfolios will receive that number of the Ameritas Core Strategies Portfolio shares equal in value at the date of the exchange to the value of such shareholder’s respective shares of the Merging Portfolios. The transaction will only occur if shareholders vote in favor of the proposed transfer.

Each of the Merging Portfolios is a series of Calvert Variable Series, Inc., an open-end series management investment company organized as a Maryland corporation. The respective investment objectives for the Merging Portfolios are as follows:

  Ameritas Emerging Growth Portfolio seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.
  Ameritas Research Portfolio seeks long-term growth of capital and future income by investing, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies the subadvisor believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.
  Ameritas Growth With Income Portfolio seeks to provide long-term growth of capital with a secondary objective to seek reasonable current income by investing, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

As of June 30, 2003, the net assets of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio were $33,531,673, $16,163,562 and $16,551,995, respectively.

The Ameritas Core Strategies Portfolio is also a series of Calvert Variable Series, Inc., an open-end series management investment company organized as a Maryland corporation. The investment objective for the Ameritas Core Strategies Portfolio is to seek long-term capital appreciation by investing in equity and debt securities of all types. The secondary non-fundamental goal of the Portfolio is to seek some current income.

The approximate date on which this Prospectus and Proxy Statement, and Form of Proxy are first being mailed to shareholders is September 5, 2003.

This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about Ameritas Core Strategies Portfolio that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of the Ameritas Core Strategies Portfolio (dated September 4, 2003), which has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. A Statement of Additional Information dated September 4, 2003, containing additional information about the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus and Proxy Statement. The Prospectuses and joint Statement of Additional Information for the Merging Portfolios, and the Annual Report to Shareholders for the period ended December 31, 2002 and the Semi-Annual Report to Shareholders for the period ended June 30, 2003, for the Fund, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained upon request and without charge by calling 800-745-1112 or writing the Fund at:

Calvert Variable Series, Inc.
Service Center
Attn: Ryan Walker
P.O. Box 82550
Lincoln, Nebraska 68501

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency. When investors sell shares of the funds, the value may be higher or lower than the amount originally paid.

TABLE OF CONTENTS

Synopsis	__
Expense Comparisons	__
Risk Factors	__
Reasons for the Reorganization	__
Information about the Reorganization	__
Information about Ameritas Core Strategies Portfolio	__
Shareholder Information for Ameritas Core Strategies Portfolio	__
Comparative Information on Shareholder Rights	__
General Information about the Portfolios	__
Financial Statements and Experts	__
Voting Information	__
Shareholder Proposals	__
Other Business	__
Adjournment	__
Exhibit A - Agreement and Plan of Reorganization	__

SYNOPSIS

Reasons for the Reorganization. The Board of Directors of Calvert Variable Series, Inc. (the Directors) believe that the proposed Reorganization would be in the best interest of the shareholders of the Merging Portfolios. In reaching this conclusion, the Directors considered the relatively small size of each of the Merging Portfolios and the likelihood that they will not increase substantially in size in the foreseeable future, and that the Reorganization will offer shareholders of each of the Merging Portfolios the opportunity to pursue a similar investment objective in a larger Fund. The Directors also considered the fact that:

1.     the objective of each of the Merging Portfolios and the Ameritas Core Strategies Portfolio is to seek capital appreciation and income;

2.     the adviser, AIC, will be paying the expenses associated with the Reorganization;

3.     the Reorganization will have no tax impact on the policyholders and contract owners;

4.     the interests of the existing shareholders will not be diluted as a result of the Reorganization; and

5.     management has agreed to waive a portion of its management fee for the Ameritas Core Strategies Portfolio for the two year period ending December 31, 2005. In addition, the Board of Directors considered the cost to the Merging Portfolios’ adviser of maintaining the Merging Portfolios at each Merging Portfolios’ current size and the likelihood that, in the absence of the Reorganization, the adviser would recommend to the Board that each of the Merging Portfolios be liquidated.

In evaluating the benefits of the proposed transaction, the Directors also considered the effect of the loss of a portion of the capital loss carryforwards that might be available to the Merging Portfolios. Management has determined that the benefits of the proposed reorganization outweigh the uncertain potential detriment resulting from possible constraints in the use of capital loss carryforwards.

The Directors of have also approved the Reorganization on behalf of the Ameritas Core Strategies Portfolio.

Proposed Transaction. The Directors have authorized the Fund to enter into an Agreement and Plan of Reorganization (the “Agreement” or “Plan”) providing for the transfer of all the assets of the Merging Portfolios in exchange for shares of the Ameritas Core Strategies Portfolio. Following the transfer, Ameritas Core Strategies Portfolio shares will be distributed to the respective shareholders of the Merging Portfolios in liquidation of the Merging Portfolios, and the Merging Portfolios will be dissolved. As a result of the proposed transaction, each shareholder of the Merging Portfolios will receive that number of full and fractional Ameritas

Core Strategies Portfolio shares equal in value at the date of the exchange to the value of such shareholder’s shares of the Ameritas Core Strategies Portfolio. For the reasons stated above, the Directors, including the independent Directors, have concluded that the Reorganization into the Ameritas Core Strategies Portfolio would be in the best interest of the shareholders of the Merging Portfolios and recommend shareholder approval.

Tax Consequences. The Plan is conditioned upon receipt by the Merging Portfolios of an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of Ameritas Core Strategies Portfolio shares received by a shareholder will be the same as the tax basis of the shareholder’s shares of the Merging Portfolios. In addition, the tax basis of the Merging Portfolios’ assets in the hands of the Ameritas Core Strategies Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Merging Portfolios prior to the Reorganization. See “Information about the Reorganization.”

Investment Policies. The investment objectives, policies and strategies of each Merging Portfolio and the Ameritas Core Strategies Portfolio are similar and are summarized below. For a more detailed description of the investment techniques used by the Portfolios, please see the Portfolio Prospectuses. For more information concerning the risks associated with investments in the Portfolios, see the Portfolio Prospectuses.

Each Merging Portfolio and the Ameritas Core Strategies Portfolio have similar investment objectives and principal investment strategies:

  Ameritas Emerging Growth Portfolio seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.
  Ameritas Research Portfolio seeks long-term growth of capital and future income by investing, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies the subadvisor believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.
  Ameritas Growth With Income Portfolio seeks to provide long-term growth of capital with a secondary objective to seek reasonable current income by investing, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.
  Ameritas Core Strategies Portfolio seeks long-term capital appreciation by investing in equity and debt securities of all types, with a secondary non-fundamental goal of seeking some current income.

Each Merging Portfolio and the Ameritas Core Strategies Portfolio possess somewhat different fundamental investment restrictions. If shareholders of each Merging Portfolio approve the Agreement and Plan of Reorganization, they will be subject to the fundamental investment policies of the Ameritas Core Strategies Portfolio, which will not be changing in connection with the Reorganization. AIC does not believe that the differences between the Portfolios’ fundamental investment policies result in any material difference in the way the Portfolios currently are managed or in the way the Ameritas Core Strategies Portfolio will be managed if shareholders approve the Agreement and Plan of Reorganization.

EXPENSE COMPARISONS

The following expense comparisons are presented in seven separate combinations to reflect the fact that each Merging Portfolio is subject to individual shareholder approval, and all three portfolios may not be approved for the merger. Thus, the comparisons reflect the various combinations should one, two or all three of the Merging Portfolios merge into the Ameritas Core Strategies Portfolio.

	Ameritas Emerging Growth Portfolio	Ameritas Research Portfolio	Ameritas Growth With Income Portfolio	Pro Forma - SurvivingAmeritas Core Strategies Portfolio
Annual fund operating expenses[1]
Management fees	0.80%	0.80%	0.80%	0.80%
Other expenses	0.81%	1.10%	1.11%	0.34%
Total annual fund operating
Expenses	1.61%	1.90%	1.91%	1.14%
Fee Waiver and/or Expense
Reimbursement	0.66%[2]	0.94%[2]	0.93%[2]	0.19%[4]
Net Expenses[3]	0.95%	0.96%	0.98%	0.95%

	Ameritas Emerging Growth Portfolio	Ameritas Research Portfolio	Pro Forma - SurvivingAmeritas Core Strategies Portfolio
Annual fund operating expenses[1]
Management Fees	0.80%	0.80%	0.80%
Other Expenses	0.81%	1.10%	0.49%
Total Fund Operating Expenses	1.61%	1.90%	1.29%
Fee Waiver and/or Expense Reimbursement	0.66%[2]	0.94%[2]	0.34%[4]
Net Expenses[3]	0.95%	0.96%	0.95%

	Ameritas Research Portfolio	Ameritas Growth With Income Portfolio	Pro Forma - SurvivingAmeritas Core Strategies Portfolio
Annual fund operating expenses[1]
Management Fees	0.80%	0.80%	0.80%
Other Expenses	1.10%	1.11%	0.57%
Total Fund Operating Expenses	1.90%	1.91%	1.37%
Fee Waiver and/or Expense Reimbursement	0.94%[2]	0.93%[2]	0.42%[4]
Net Expenses[3]	0.96%	0.98%	0.95%

	Ameritas Emerging Growth Portfolio	Ameritas Growth With Income Portfolio	Pro Forma - SurvivingAmeritas Core Strategies Portfolio
Annual fund operating expenses[1]
Management Fees	0.80%	0.80%	0.80%
Other Expenses	0.81%	1.11%	0.49%
Total Fund Operating Expenses	1.61%	1.91%	1.29%
Fee Waiver and/or Expense Reimbursement	0.66%[2]	0.93%[2]	0.34%[4]
Net Expenses[3]	0.95%	0.98%	0.95%

	Ameritas Emerging Growth Portfolio	Pro Forma - SurvivingAmeritas Core Strategies Portfolio
Annual fund operating expenses[1]
Management Fee	0.80%	0.80%
Other Expenses	0.81%	0.81%
Total Fund Operating Expenses	1.61%	1.61%
Fee Waiver and/or Expense Reimbursement	0.66%[2]	0.66%[4]
Net Expenses[3]	0.95%	0.95%

	Ameritas Research Portfolio	Pro Forma - SurvivingAmeritas Core Strategies Portfolio
Annual fund operating expenses[1]
Management Fees	0.80%	0.80%
Other Expenses	1.10%	1.10%
Total Fund Operating Expenses	1.90%	1.90%
Fee Waiver and/or Expense Reimbursement	0.94%[2]	0.95%[4]
Net Expenses[3]	0.96%	0.95%

	Ameritas Growth With Income Portfolio	Pro Forma - SurvivingAmeritas Core Strategies Portfolio
Annual fund operating expenses[1]
Management Fees	0.80%	0.80%
Other Expenses	1.11%	1.11%
Total Fund Operating Expenses	1.91%	1.91%
Fee Waiver and/or Expense Reimbursement	0.93%[2]	0.96%[4]
Net Expenses[3]	0.98%	0.95%

Notes to Fees and Expenses Table

1 Expenses have been annualized and are based on the six months ended June 30, 2003. Management fees include the subadvisory fee paid by the Advisor, and the administrative fee paid by the Fund to Calvert Administrative Services Company.

2 The Advisor has agreed to limit net annual Fund operating expenses for the Merging Portfolios through December 31, 2003. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Portfolios have an offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on each Portfolio’s uninvested cash balances. These credits are used to reduce the Fund’s expenses.

3 Policy and contract charges applicable to assets allocated to the Separate Account are not reflected in the Expense Table.

4 The Advisor has contractually agreed to limit annual fund operating expenses for the Ameritas Core Strategies Portfolio through December 31, 2005. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Portfolio has an offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio’s uninvested cash balances. These credits are used to reduce the Portfolio’s expenses.

Example.     The following example is presented in seven separate combinations to reflect the fact that each Merging Portfolio is subject to individual shareholder approval, and all three portfolios may not be approved for the merger. Thus, the example reflects the various combinations should one, two or all three of the Merging Portfolios merge into the Ameritas Core Strategies Portfolio.

This example is intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganization) with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year; and
  The Portfolio's operating expenses remain the same.

(Unaudited)

	1 Year	3 Years	5 Years	10 Years
Ameritas Emerging Growth Portfolio	$97	$443	$814	$1,855
Ameritas Research Portfolio	$98	$506	$939	$2,146
Ameritas Growth With Income Portfolio	$100	$510	$945	$2,157
Pro Forma - Surviving Ameritas Core
Strategies Portfolio	$97	$303	$570	$1,332

	1 Year	3 Years	5 Years	10 Years
Ameritas Emerging Growth Portfolio	$97	$443	$814	$1,855
Ameritas Research Portfolio	$98	$506	$939	$2,146
Pro Forma - Surviving Ameritas Core
Strategies Portfolio	$97	$303	$604	$1,461

	1 Year	3 Years	5 Years	10 Years
Ameritas Research Portfolio	$98	$506	$939	$2,146
Ameritas Growth With Income Portfolio	$100	$510	$945	$2,157
Pro Forma - Surviving Ameritas Core
Strategies Portfolio	$97	$303	$623	$1,530

	1 Year	3 Years	5 Years	10 Years
Ameritas Emerging Growth Portfolio	$97	$443	$814	$1,855
Ameritas Growth With Income Portfolio	$100	$510	$945	$2,157
Pro Forma - Surviving Ameritas Core
Strategies Portfolio	$97	$303	$604	$1,461

	1 Year	3 Years	5 Years	10 Years
Ameritas Emerging Growth Portfolio	$97	$443	$814	$1,855
Pro Forma - Surviving Ameritas Core
Strategies Portfolio	$97	$303	$678	$1,733

	1 Year	3 Years	5 Years	10 Years
Ameritas Research Portfolio	$98	$506	$939	$2,146
Pro Forma - Surviving Ameritas Core
Strategies Portfolio	$97	$303	$744	$1,973

	1 Year	3 Years	5 Years	10 Years
Ameritas Growth With Income Portfolio	$100	$510	$945	$2,157
Pro Forma - Surviving Ameritas Core
Strategies Portfolio	$97	$303	$746	$1,981

Effect of the Reorganization on Capital Loss Carryforwards. The following table provides comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities and the capital loss carryforwards of the Merging Portfolios as of June 30, 2003.

Ameritas Emerging Growth Portfolio
Capital Loss Carryforward	$46,329,229
Realized Gains (losses)	($1,449,580)
Net unrealized appreciation (depreciation)	$1,384,465
Ameritas Research Portfolio
Capital Loss Carryforward	$10,765,305
Realized Gains (losses)	($626,941)
Net unrealized appreciation (depreciation)	$488,748
Ameritas Growth With Income Portfolio
Capital Loss Carryforward	$7,204,967
Realized Gains (losses)	($566,027)
Net unrealized appreciation (depreciation)	($194,836)

If the Reorganization does not occur, the Merging Portfolios’ loss carryforwards should be available to offset any net realized capital gains of the Merging Portfolios through their expiration date in 2010. It is anticipated that no distributions of net realized capital gains would be made by the Merging Portfolios until the capital loss carryforwards expire or are offset by net realized capital gains.

If the Reorganization is consummated, the Ameritas Core Strategies Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the Merging Portfolios because of limitations imposed by the Code on the occurrence of an ownership change. Ameritas Core Strategies Portfolio should be able to use in each year a capital loss carryforward in an amount equal to the value of the Merging Portfolios’ loss carryforward on the date of the Reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2003, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the Reorganization, currently anticipated to close on or about November 1, 2003.

The Advisor believes that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, and the differing consequences of federal and various other income taxation on a distribution received by each shareholder whose tax liabilities (if any) are determined by the net effect of a multitude of considerations that are individual to the shareholder. Merging Portfolios shareholders who need information as to state and local tax consequences, if any, should consult their tax advisors.

Capitalization.     The following table shows the capitalization of each of the Merging Portfolios as of June 30, 2003, and of the Ameritas Core Strategies Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Ameritas Core Strategies Portfolio of the assets and liabilities of each Merging Portfolios at net asset value.

The capitalization data is presented in seven separate combinations to reflect the fact that each Merging Portfolio is subject to individual shareholder approval, and all three portfolios may not be approved for the merger. Thus, the table reflects the various combinations should one, two or all three of the Merging Portfolios merge into the Ameritas Core Strategies Portfolio.

	Ameritas Emerging Growth Portfolio	Ameritas Research Portfolio	Ameritas Growth With Income Portfolio	Pro Forma - Surviving Ameritas Core Strategies Portfolio*
Net assets	$33,531,673	$16,163,562	$16,551,995	$66,247,230
Shares outstanding	2,465,521	1,201,901	1,110,017	4,871,076
Net asset value per share	$13.60	$13.45	$14.91	$13.60

	Ameritas Emerging Growth Portfolio	Ameritas Research Portfolio	Pro Forma - Surviving Ameritas Core Strategies Portfolio*
Net assets	$33,531,673	$16,163,562	$49,695,235
Shares outstanding	2,465,521	1,201,901	3,654,018
Net asset value per share	$13.60	$13.45	$13.60

	Ameritas Research Portfolio	Ameritas Growth With Income Portfolio	Pro Forma - Surviving Ameritas Core Strategies Portfolio*
Net assets	$16,163,562	$16,551,995	$32,715,557
Shares outstanding	1,201,901	1,110,017	2,432,533
Net asset value per share	$13.45	$14.91	$13.45

	Ameritas Emerging Growth Portfolio	Ameritas Growth With Income Portfolio	Pro Forma - Surviving Ameritas Core Strategies Portfolio*
Net assets	$33,531,673	$16,551,995	$50,083,668
Shares outstanding	2,465,521	1,110,017	3,682,579
Net asset value per share	$13.60	$14.91	$13.60

	Ameritas Emerging Growth Portfolio	Pro Forma - Surviving Ameritas Core Strategies Portfolio*
Net assets	$33,531,673	$33,531,673
Shares outstanding	2,465,521	2,465,521
Net asset value per share	$13.60	$13.60

	Ameritas Research Portfolio	Pro Forma - Surviving Ameritas Core Strategies Portfolio*
Net assets	$16,163,562	$16,163,562
Shares outstanding	1,201,901	1,201,901
Net asset value per share	$13.45	$13.45

	Ameritas Growth With Income Portfolio	Pro Forma - Surviving Ameritas Core Strategies Portfolio*
Net assets	$16,551,995	$16,551,995
Shares outstanding	1,110,017	1,110,017
Net asset value per share	$14.91	$14.91

* The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Portfolio on the acquisition date.

Pro forma financial statements for the fiscal year ended December 31, 2002 and the six month period ended June 30, 2003 are incorporated by reference in the Merger SAI. Because the Agreement provides that the Ameritas Core Strategies Portfolio will be the surviving Fund following the Reorganization, the pro forma financial statements reflect the transfer of the assets and liabilities of each class of each Merging Portfolio to the Ameritas Core Strategies Portfolio, as contemplated by the Agreement.

Risk Factors. Because the Ameritas Core Strategies Portfolio and each Merging Portfolio pursue similar investment programs, the Portfolios share similar principal risks, which include market risk (the risk that a security’s price will fall in relation to, or independently from the market generally), sector risk (the risk that a certain group or category of securities will not perform as well as companies in other sectors or the market as a whole), the risks associated with investing in convertible securities (including the risk that the debt issuers could default on interest payments) as well as the risks associated with investments in foreign markets. See each Portfolio Prospectus for further information.

Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures. Each Merging Portfolio and the Ameritas Core Strategies Portfolio has identical procedures concerning dividends and distributions. Each Portfolio declares and pays dividends annually. Each Portfolio distributes any net realized capital gains annually. For each Portfolio, distributions from net capital gains are made after applying any available capital loss carryovers. It is expected that, shortly before the Closing Date (as defined in the Agreement and Plan of Reorganization), each Merging Portfolio will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed.

Each Merging Portfolio and Ameritas Core Strategies Portfolio has identical procedures for purchasing shares.

Each Merging Portfolio and Ameritas Core Strategies Portfolio has identical redemption procedures. Shares of the Ameritas Core Strategies Portfolio and each Merging Portfolio may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the New York Stock Exchange is open.

RISK FACTORS

Many of the risks associated with an investment in the Ameritas Core Strategies Portfolio are similar to the risks associated with an investment in the Merging Portfolios. General risks attendant to investing in any Portfolio would be that shareholders could lose money on their investment in the Portfolio, or the Portfolio could underperform. Additional risks of these Portfolios include: (1) the stock market goes down and (2) the individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio’s portfolio management practices might not work to achieve their desired result.

There are no material differences in risk between the Merging Portfolios and the Ameritas Core Strategies Portfolio.

Certain of the current holdings of the Merging Portfolios may not meet the investment objective and policies of the Ameritas Core Strategies Portfolio. In reconciling the investment policies of the Portfolios, the Advisor and Subadvisor will begin to transition the portfolio holdings from the Merging Portfolios to the Ameritas Core Strategies Portfolio. To the extent that certain of these holdings transfer to the Ameritas Core Strategies Portfolio following the Reorganization, minimal transaction costs could be incurred in transitioning these holdings out of that Portfolio.

Please refer to the prior discussion on capital loss carryforwards with respect to the tax effect of transitioning holdings out of the Ameritas Core Strategies Portfolio following the Reorganization; however, it is not anticipated that there will be a significant tax effect upon Ameritas Core Strategies Portfolio pursuant to the Reorganization.

REASONS FOR THE REORGANIZATION

The Directors of Calvert Variable Series, Inc., including all of its Directors who are not “interested persons” of Calvert Variable Series, Inc. (the “Independent Directors”), have determined that the Reorganization would be in the best interests of each Merging Portfolio, and that the interests of each Merging Portfolio’s shareholders would not be diluted as a result of effecting the Reorganization. At a meeting held on June 5, 2003, the Directors approved the proposed Merger and recommended its approval by shareholders. The principal reasons why the Directors are recommending the Reorganization are as follows:

(i)     Appropriate Investment Objectives, Etc. The investment objective, policies, and restrictions of the Ameritas Core Strategies Portfolio are similar to those of each Merging Portfolio, and the Directors believe that an investment in shares of the Ameritas Core Strategies Portfolio will provide shareholders with an investment opportunity comparable to that currently afforded by each shareholder’s respective Merging Portfolio.

(ii)     Lower Operating Expenses. The Directors considered that the operating expenses of the Ameritas Core Strategies Portfolio after the Reorganization are expected to be lower than the operating expenses borne by each Merging Portfolio until at least December 31, 2005.

(iii)     Advantage of Economies of Scale. The Directors also considered the advantages of combining three Portfolios that share similar investment objectives, styles and holdings. The Directors believe that by combining the Merging Portfolios, the shareholders continue to have available to them a Portfolio with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund rather than three separate funds. Expenses such as audit expenses and bookkeeping expenses that are charged on a per portfolio basis will be reduced.

(iv)     Costs of the Reorganization. The Directors considered the fact that the Adviser, AIC, will be paying the costs of the Reorganization.

(v)     Performance. The Directors also considered the fact that the retail Thornburg Value Fund, managed by Thornburg Investment Management, has performed better than each Merging Portfolio since their inception.

(vi)     Tax Status. The Directors further considered the fact that the Reorganization would have no tax effect on the policyholders and contract owners.

(vii)     Dilution. And lastly, the Directors considered the fact that the Reorganization will not dilute the interest of the current Shareholders.

Further, in connection with their consideration of these matters, the Directors were also advised by both Fund counsel and counsel to the Independent Directors of their fiduciary responsibilities to the Merging Portfolios’ shareholders and the legal issues involved.

In addition, the Directors considered a number of additional factors, including, but not limited to: (1) the capabilities, investment experience, and resources of Thornburg Investment Management, as the proposed subadvisor to the Ameritas Core Strategies Portfolio; (2) the expenses and advisory fees applicable to the Merging Portfolios before the Reorganization and the estimated lower expense ratios for shareholders in the Ameritas Core Strategies Portfolio after the Reorganization, compared to those of the Merging Portfolios; (3) the terms and conditions of the Agreement and Plan of Reorganization and the expectation that the Reorganization would not result in dilution of current the Merging Portfolios shareholders’ interests; (4) the economies of scale expected to be realizable as a result of the Reorganization; (5) the service features available to shareholders of both the Merging Portfolios and Ameritas Core Strategies Portfolio; (6) the costs estimated to be incurred to complete the Reorganization; and (7) the anticipated non-taxable treatment of the Reorganization for federal income tax purposes. Thus, when considering all of the above factors, the Directors determined that the Reorganization of the Merging Portfolios into the Ameritas Core Strategies Portfolio would clearly be in the best interest of the Merging Portfolios and of their shareholders.

After this discussion, and following a review of the materials and the terms of the proposed Agreement and Plan of Reorganization, the non-interested Directors unanimously approved the reorganization proposal and recommended its approval by the Merging Portfolios’ shareholders. In connection with the approval, the Directors considered among other things, the following more technical points of the possible merger:

  The fact that there is no assurance that the current expense waiver and/or reimbursement applicable to the Merging Portfolios would continue after December 31, 2003;
  Because the Reorganization will be effected on the basis that the net asset value of Ameritas Core Strategies Portfolio following the Reorganization will be the same as the net asset value of the Merging Portfolios immediately prior to the Reorganization, shareholders of the Merging Portfolios will not experience any dilution in the value of their investment as a result of the Reorganization;
  The Merging Portfolios and Ameritas Core Strategies Portfolio each would receive an opinion of counsel that the exchanges contemplated by the Reorganization are expected to be tax-free for federal income tax purposes; and
  Ameritas Investment Corp., as the Advisor to the Merging Portfolios, will pay the cost of the Reorganization incurred by the Portfolios.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. Shareholders of each Merging Portfolio are being asked to approve the Reorganization between the Merging Portfolios and the Ameritas Core Strategies Portfolio. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Merging Portfolios and the Ameritas Core Strategies Portfolio (the “Plan” or “Agreement”), a form of which is attached to this Prospectus and Proxy Statement as Exhibit A.

The proposed Plan provides that Ameritas Core Strategies Portfolio will acquire all the assets of the Merging Portfolios in exchange for shares of the Ameritas Core Strategies Portfolio on November 1, 2003. The material terms of the Plan are summarized below; nonetheless, discussion of the Plan herein is qualified in its entirety by reference to the Plan in Exhibit A. The number of full and fractional Ameritas Core Strategies Portfolio shares to be issued to shareholders of the Merging Portfolios will equal the value of the shares of the Merging Portfolios outstanding immediately prior to the Reorganization. Portfolio securities of the Merging Portfolios will be valued in accordance with the valuation practices of the Ameritas Core Strategies Portfolio (See, “General Information about the Fund”). At the time of the Reorganization, the Merging Portfolios will pay all of their respective obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute their respective investment company taxable income to their respective shareholders. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, the Merging Portfolios will liquidate and distribute pro rata to its shareholders of record as of the close of business on November 1, 2003, the full and fractional shares of Ameritas Core Strategies Portfolio at an aggregate net asset value equal to the value of the shareholder’s shares in the Merging Portfolios next determined at the close of business on the Valuation Date (the business day immediately preceding the effective time of the transaction). This method of valuation is also consistent with interpretations of Rule 22c-1 under the Act by the Securities and Exchange Commission’s Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Ameritas Core Strategies Portfolio, representing the respective pro rata number of full and fractional shares of the Ameritas Core Strategies Portfolio due shareholders of the Merging Portfolios.

The consummation of the Plan is subject to the conditions set forth therein, including the following:

Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Merging Portfolios.

Representations, Warranties and, Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan, the respective representations and warranties contained in this Plan shall be true in all material respects as of the closing date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since June 30, 2003, as applicable. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Fund and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Portfolios, the Ameritas Core Strategies Portfolio, and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Prospectus and Proxy statement, and on such other written representations as the Merging Portfolios and the Ameritas Core Strategies Portfolio, respectively, will have verified. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(1)     Neither the Merging Portfolios nor the Ameritas Core Strategies Portfolio will recognize any gain or loss upon the transfer of the assets of the Merging Portfolios to the Ameritas Core Strategies Portfolio in exchange for Ameritas Core Strategies Portfolio shares, and, in the case of the Merging Portfolios, upon the distribution (whether actual or constructive) of Ameritas Core Strategies Portfolio shares to the Merging Portfolios shareholders in exchange for their shares of capital stock of the Merging Portfolios;

(2)     The shareholders of the Merging Portfolios who receive Ameritas Core Strategies Portfolio shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of the Merging Portfolios for Ameritas Core Strategies Portfolio shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

(3)     The tax basis of Ameritas Core Strategies Portfolio shares received by shareholders of the Merging Portfolios will be the same as the tax basis of the shares of capital stock of the Merging Portfolios surrendered in the exchange; and the holding period of Ameritas Core Strategies Portfolio shares received by each shareholder of the Merging Portfolios will include the period during which the shares of the Merging Portfolios exchanged therefor were held by such shareholder, provided the shares of the Merging Portfolios were held as a capital asset on the date of the Reorganization; and

(4)     The tax basis of the Merging Portfolios’ assets acquired by the Ameritas Core Strategies Portfolio will be the same as the tax basis of such assets to the Merging Portfolios immediately prior to the Reorganization, and the holding period of the assets of the Merging Portfolios in the hands of the Ameritas Core Strategies Portfolio will include the period during which those assets were held by the Merging Portfolios.

The Plan may be terminated, and the Reorganization abandoned, at any time before or after approval by shareholders of the Merging Portfolios, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan, the Merging Portfolios and the Ameritas Core Strategies Portfolio are responsible for payment of their own expenses incurred in connection with the Reorganization; but as stated earlier, Ameritas Investment Corp., as investment advisor to the Merging Portfolios, has agreed to pay these expenses for the Portfolios.

Description of Ameritas Core Strategies Portfolio Shares. Full and fractional shares of Ameritas Core Strategies Portfolio will be issued to each shareholder in accordance with the procedures under the Plan as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code. Opinions of Counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of the Merging Portfolios should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Merging Portfolios should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Expenses.     After the Reorganization, the total operating expenses of the surviving Ameritas Core Strategies Portfolio, as a percent of net assets, will match the lowest of the three expense caps for the Merging Portfolios, which is the Ameritas Emerging Growth Portfolio at 0.95% of average net assets. In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by the Merging Portfolios shareholders.

INFORMATION ABOUT AMERITAS CORE STRATEGIES PORTFOLIO

As discussed above, the investment objective, principal investment strategies, and investment practices of the Ameritas Core Strategies Portfolio are complimentary of those of the Merging Portfolios.

Objective.     The Ameritas Core Strategies Portfolio seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Portfolio is to seek some current income.

Principal Investment Strategies. Under normal market conditions, the Portfolio expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Portfolio may own a variety of securities, including foreign equity and debt securities, domestic debt securities and securities, which in the opinion of the Subadvisor offer prospects for meeting the Portfolio’s investment goals.

The Subadvisor intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Portfolio’s principal focus will be on traditional or “basic” value stocks. However, the Portfolio may include stocks that in the Subadvisor’s opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Portfolio ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Portfolio may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The Subadvisor anticipates that the Portfolio ordinarily will have a weighted average dividend yield, before Portfolio expense, that is higher than the yield of the Standard & Poor’s Composite Index of 500 Stocks.

The Subadvisor primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of the Portfolio’s selection criteria, relates both to current and to projected measures. Among the specific factors considered by the Subadvisor in identifying undervalued securities for inclusion in the Portfolio are:

o price/earnings ratio	o undervalued assets
o price to book value	o relative earnings strategies potential
o price/cash flow ratio	o industry strategies potential
o debt/capital ration	o industry leadership
o dividend yield	o dividend strategies potential
o dividend history	o franchise value
o security and consistency of revenue stream	o potential for favorable developments

The Portfolio typically makes equity investments in the following three types of companies, in varying proportions:

Basic Value companies, which, in the Subadvisor’s opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies’ net assets or potential earning power.

Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend Strategies.

Emerging Franchises are rapidly growing companies that in the Subadvisor’s opinion are in the process of establishing a leading position in a product, service or market, and which the Subadvisor expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Portfolio invested in companies of this type will be less than the proportions of the Portfolio invested in basic value or consistent Strategies companies.

The Portfolio selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing counties).

Debt securities will be considered for investment when the Subadvisor believes them to be more attractive than equity alternatives. The Portfolio may purchase debt securities of any maturity and of any quality.

Principal Risks. You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The market prices of stocks or debt securities decline.
  The individual stocks and debt securities in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices might not work to achieve their desired result.
  Investments in debt securities can lose value when interest rates rise. The longer the maturity of a debt security, the greater the impact a change in interest rates could have on the security's price.
  Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations, but the value of large cap company securities may not rise as much as the value of smaller cap company securities.
  "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
  "Emerging franchise" or "Emerging growth" stocks tend to be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies are often dependent on management by one or a few key individuals, have shares that suffer above-average price declines after disappointing earnings reports and have limited product lines, markets and financial resources.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management.

Ameritas Investment Corp. (“AIC”) (5900 “O” Street, 4th Floor, Lincoln, Nebraska 68510-1889) serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Portfolio. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Thornburg Investment Management, Inc. (“Thornburg”) (119 East Marcy Street, Suite 202, Santa Fe, NM 87501) serves as the investment subadvisor to the Portfolio. AIC has retained Thornburg as Subadvisor for the Portfolio. Thornburg is a limited partnership, which consists of eleven limited partners, with Garrett Thornburg maintaining the controlling interest, and serving as the Chairman. It receives a subadvisory fee, paid by the Advisor, of 0.40% of the first $50 million of the Portfolio’s average daily net assets, 0.30% of the next $100 million and 0.20% of the Portfolio’s average daily net assets exceeding $150 million.

The Portfolio is managed by William V. Fries, a Managing Director of Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Mr. Fries is assisted by other employees of Thornburg.

The Portfolio has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio’s Subadvisor without shareholder approval. See “Investment Advisor and Subadvisors” in the SAI for further details.

Advisory Fees. The Ameritas Core Strategies Portfolio’s advisory agreement provides for the Fund to pay the Advisor a fee of 0.75% of the Portfolio’s average daily net assets.

Other Management Arrangements.

Ameritas Investment Corp. also serves as the principal underwriter and distributor for the Ameritas Core Strategies Portfolio. Under the terms of its underwriting agreement with the Fund, AIC markets and distributes the Fund’s shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors. AIC is entitled to compensation for services performed and expenses assumed. Payments to AIC may be authorized by the Fund’s Board of Directors from time to time in accordance with applicable law. No payments were authorized in 2002. AIC is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Policies, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between AIC and the broker-dealers. As the Advisor and Distributor, AIC, at its own expense, may incur costs or pay expenses associated with the distribution of the Fund’s shares.

Calvert Administrative Services Company, a subsidiary of Calvert Group, Ltd. and Acacia Mutual, is the Fund’s administrator.

National Financial Data Services, Inc. is the Fund’s transfer agent and dividend disbursing agent.

Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd. and Acacia Mutual, is the Fund’s shareholder servicing agent.

SHAREHOLDER INFORMATION FORAMERITAS
CORE STRATEGIES PORTFOLIO

Purchase, Exchange and Redemption of Shares. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the net asset value per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Fund, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio’s net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Fund may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Fund. The Fund redeems all full and fractional shares of the Portfolio for cash. The redemption price is the net asset value per share. The net asset value of the shares of the Portfolio is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (“NYSE”) (normally 4 p.m. ET), and at such other times as may be necessary or appropriate. The Portfolio is open for business each day the NYSE is open.

Securities held by the Portfolio are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board. All money market instruments are valued on an amortized cost basis.

Exchange requests will not be accepted on any day when Calvert is open but the Fund’s custodian bank is closed (e.g., Columbus Day and Veteran’s Day); these exchange requests will be processed the next day the Fund’s custodian bank is open.

The Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, the Fund and the distributor may reject any order considered market-timing activity.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.

Dividends and Distributions. It is the Fund’s intention to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes.     As a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the Prospectus for the Policies.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both the Merging Portfolios and the Ameritas Core Strategies Portfolio are series of Calvert Variable Series, Inc., a Maryland corporation. With each Portfolio organized under the same regulated investment company, they share identical Articles of Incorporation and By-laws.

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about the Merging Portfolios is included in the respective prospectuses, which all shareholders have received. Further information is included in the Fund’s Statement of Additional Information. Both the Prospectuses and the Statement of Additional Information are dated April 30, 2003. You may obtain additional copies for the Merging Portfolios, or this same information for the Ameritas Core Strategies Portfolio, by calling or writing the Fund at the address and phone number appearing below. Quarterly, semi-annual, and annual reports of the Merging Portfolios are also available by writing the Fund at Calvert Variable Series, Inc., Service Center, Attn: Ryan Walker, P.O. Box 82550, Lincoln, Nebraska 68501, or by calling 800-745-1112. The Merging Portfolios and the Ameritas Core Strategies Portfolio are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the

Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports, and other information with the Securities and Exchange Commission. These reports and other information filed by the Fund can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. at 450 Fifth Street, N.W. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Fund.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Reports to shareholders of the Merging Portfolios for the period ended December 31, 2002, and the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, independent accountants to the Merging Portfolios, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

Financial Highlights. The financial highlights table is intended to help you understand the Fund’s financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolios’ operations). The Fund’s fiscal year end is December 31. Certain information reflects financial results for a single share, by Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for 2002 has been audited by KPMG LLP whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
Emerging Growth Portfolio	2002	2001
Net asset value, beginning	$17.86	$29.75
Income from investment operations
Net investment income (loss)	(.07)	(.06)
Net realized and unrealized gain (loss)	(6.06)	(10.53)
Total from investment operations	(6.13)	(10.59)
Distributions from
Net realized gains	--	(1.30)
Total increase (decrease) in net asset value	(6.13)	(11.89)
Net asset value, ending	$11.73	$17.86
Total return	(34.32%)	(35.65%)
Ratios to average net assets:
Net investment income (loss)	(.40%)	(.27%)
Total expenses	1.35%	1.21%
Expenses before offsets	.95%	.96%
Net expenses	.95%	.95%
Portfolio turnover	104%	265%
Net assets, ending (in thousands)	$30,667	$60,662

	Periods Ended
	December 31,	December 31,
Emerging Growth Portfolio	2000	1999^
Net asset value, beginning	$37.86	$25.82
Income from investment operations
Net investment income (loss)	(.09)	(.02)
Net realized and unrealized gain (loss)	(7.32)	12.06
Total from investment operations	(7.41)	12.04
Distributions from
Net realized gains	(.70)	--
Total increase (decrease) in net asset value	(8.11)	12.04
Net asset value, ending	$29.75	$37.86
Total return*	(19.61%)	46.63
Ratios to average net assets:
Net investment income (loss)	(.26%)	(.45%) (a)
Total expenses	.97%	.98% (a)
Expenses before offsets	.89%	.86% (a)
Net expenses	.86%	.85% (a)
Portfolio turnover	213%	18%
Net assets, ending (in thousands)	$113,563	$128,040

Financial Highlights

	Years Ended
	December 31,	December 31,
Research Portfolio	2002	2001
Net asset value, beginning	$16.27	$21.25
Income from investment operations
Net investment income (loss)	.07	.01
Net realized and unrealized gain (loss)	(4.09)	(4.44)
Total from investment operations	(4.02)	(4.43)
Distributions from:
Net investment income	(.05)	--
Net realized gains	--	(.55)
Total distributions	(.05)	(.55)
Total increase (decrease) in net asset value	(4.07)	(4.98)
Net asset value, ending	$12.20	$16.27
Total return	(24.73%)	(20.87
Ratios to average net assets:
Net investment income (loss)	.43%	.07%
Total expenses	1.63%	1.41%
Expenses before offsets	.97%	1.00%
Net expenses	.96%	.96%
Portfolio turnover	121%	97%
Net assets, ending (in thousands)	$15,659	$22,173

	Periods Ended
	December 31,	December 31,
Research Portfolio	2000	1999^
Net asset value, beginning	$22.99	$20.24
Income from investment operations
Net investment income (loss)	(.02)	--
Net realized and unrealized gain (loss)	(1.21)	3.01
Total from investment operations	(1.23)	3.01
Distributions from
Net realized gains	(0.51)	(0.26)
Total increase (decrease) in net asset value	(1.74)	2.75
Net asset value, ending	$21.25	$22.99
Total return*	(5.39%)	14.90%
Ratios to average net assets:
Net investment income (loss)	(.09%)	(.04%) (a)
Total expenses	1.32%	1.42% (a)
Expenses before offsets	.90%	.89% (a)
Net expenses	.88%	.86% (a)
Portfolio turnover	90%	16%
Net assets, ending (in thousands)	$29,978	$25,929

Financial Highlights

	Years Ended
	December 31,	December 31,
Growth With Income Portfolio	2002	2001
Net asset value, beginning	$17.64	$21.09
Income from investment operations
Net investment income	.09	.10
Net realized and unrealized gain (loss)	(3.99)	(3.44)
Total from investment operations	(3.90)	(3.34)
Distributions from
Net investment income	(.07)	(.11)
Net realized gain	--	--
Total distributions	(.07)	(.11)
Total increase (decrease) in net asset value	(3.97)	(3.45)
Net asset value, ending	$13.67	$17.64
Total return	(22.10%)	(15.83%)
Ratios to average net assets:
Net investment income	.48%	.48%
Total expenses	1.70%	1.32%
Expenses before offsets	1.00%	.99%
Net expenses	.98%	.98%
Portfolio turnover	63%	36%
Net assets, ending (in thousands)	$16,771	$26,417

	Periods Ended
	December 31,	December 31,
Growth With Income Portfolio	2000	1999^
Net asset value, beginning	$21.17	$20.24
Income from investment operations
Net investment income	.09	.02
Net realized and unrealized gain (loss)	(.10)	.92
Total from investment operations	(.01)	.94
Distributions from
Net investment income	(.04)	(.01)
Net realized gain	(.03)	--
Total distributions	(.07)	(.01)
Total increase (decrease) in net asset value	(.08)	.93
Net asset value, ending	$21.09	$21.17
Total return*	(.03%)	4.65%
Ratios to average net assets:
Net investment income	.39%	.44% (a)
Total expenses	1.23%	1.26% (a)
Expenses before offsets	.94%	.88% (a)
Net expenses	.90%	.88% (a)
Portfolio turnover	76%	16%
Net assets, ending (in thousands)	$32,740	$34,742

(a) Annualized

^	From November 1, 1999 inception.
*	Not annualized for periods less than one year.

See notes to financial statements.

VOTING INFORMATION

Proxies from the shareholders of the Merging Portfolios are being solicited by the Directors for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, October 15, 2003, or at such later time or date made necessary by adjournment.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of the Merging Portfolios or by proxy soliciting firms retained for this purpose.

Quorum.     The Reorganization must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of each Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of each Portfolio are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of each Portfolio.

You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of Calvert Variable Series, Inc., (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

The votes of shareholders of the Ameritas Core Strategies Portfolio are not being solicited by this Prospectus and Proxy Statement and are not required to carry out the Reorganization.

Proportional Voting. If you are the owner of a variable life insurance policy or a variable annuity contract issued by Ameritas Variable Life Insurance Company (“AVLIC”) or First Ameritas Life Insurance Corp. of New York (“FALIC”), you are not actually a Fund shareholder. The issuing insurance companies are the legal owners of the Fund’s shares. Despite not having the legal status as an owner of the shares, we may refer to you as a “shareholder” and your interest in the portfolios as “shares”. The issuing life insurance companies want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable insurance policy or variable annuity contract in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the portfolio, proportionately in accordance with the instructions given by those variable insurance policyholders or variable annuity contract owners who respond with their voting instructions.

Abstentions and Broker Non-Votes. Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, “broker non-votes” and abstentions effectively will be votes against the Reorganization proposal.

Record Date. Shareholders of the Merging Portfolios of record at the close of business on August 1, 2003 (record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held. As of June 30, 2003, as shown on the books of the respective Merging Portfolios, there were issued and outstanding 2,465,521 shares of the Ameritas Emerging Growth Portfolio, 1,201,901 shares of the Ameritas Research Portfolio, and 1,110,017 shares of the Ameritas Growth With Income Portfolio. As of June 30, 2003, the officers and Directors of Calvert Variable Series, Inc. as a group, beneficially owned less than 1% of the outstanding shares of the Merging Portfolios.

As of June 30, 2003, the following shareholders owned of record 5% or more of the shares of the Fund:

Name and Address	Portfolio	% of Ownership
Ameritas Variable Life Insurance Company Separate Account V	Ameritas Emerging Growth Portfolio	27.5%
	Ameritas Research Portfolio	20.9%
	Ameritas Growth With Income Portfolio	19.8%
Ameritas Variable Life Insurance Company Separate Account VA-2	Ameritas Emerging Growth Portfolio	72.4%
	Ameritas Research Portfolio	79.0%
	Ameritas Growth With Income Portfolio	80.1%

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.If the Reorganization described in this Prospectus and Proxy Statement is consummated, there will be no further meetings of the shareholders of any Merging Portfolio.

OTHER BUSINESS

The Board of Directors of the Calvert Variable Series, Inc. does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of DirectorsWilliam
M. Tartikoff, Esq.Secretary

THE BOARD OF DIRECTORS OF THE CALVERT VARIABLE SERIES, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

Investment Company Act File No.: 811-3591

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 4, 2003, is between the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, each a series of Calvert Variable Series, Inc., and the Ameritas Core Strategies Portfolio, a series of Calvert Variable Series, Inc.

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.     SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the “Agreement” or “Plan”). Ameritas Core Strategies Portfolio shall furnish to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios such data and information as shall be reasonably requested by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.     REORGANIZATION

(a)     Plan of Reorganization. Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios will convey, transfer, and deliver to Ameritas Core Strategies Portfolio all of the then-existing assets of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios at the closing provided for in Section 2(b) of this Agreement (the “Closing”). In consideration thereof, Ameritas Core Strategies Portfolio agrees at the Closing:

(i)     to deliver to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios in exchange for the assets the number of full and fractional shares of common stock of Ameritas Core Strategies Portfolio (“Ameritas Core Strategies Portfolio Shares”) to be determined as follows:

        In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios Shares (rounded to the nearest millionth) by the net asset value per share of Ameritas Core Strategies Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, or to any of the shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios upon distribution of Ameritas Core Strategies Portfolio Shares to them; and

(ii)     not to assume any of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios’ obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

(b)     Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)     the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios at which the Plan will be considered, or

(ii)     such later date as the parties may mutually agree.

3.     VALUATION OF NET ASSETS

(a)     The value of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios’ net assets to be transferred to Ameritas Core Strategies Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the “Valuation Date”) using the valuation procedures as set forth in Ameritas Core Strategies Portfolio’s prospectus.

(b)     The net asset value per share of Ameritas Core Strategies Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Ameritas Core Strategies Portfolio’s Controller using the same valuation procedures as set forth in Ameritas Core Strategies Portfolio’s prospectus.

(c)     A copy of the computation showing in reasonable detail the valuation of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios’ net assets to be transferred to Ameritas Core Strategies Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, shall be furnished by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios to Ameritas Core Strategies Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Ameritas Core Strategies Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of Ameritas Core Strategies Portfolio, shall be furnished by Ameritas Core Strategies Portfolio to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios at the Closing.

4.     LIQUIDATION AND DISSOLUTION

(a)     As soon as practicable after the Closing Date, Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios will distribute pro rata to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios shareholders of record as of the close of business on the Closing Date the shares of Ameritas Core Strategies Portfolio received by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios pursuant to Section 2 (a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Ameritas Core Strategies Portfolio in the names of each such shareholder of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, representing the respective pro rata number of full shares and fractional interests in shares of Ameritas Core Strategies Portfolio due to each. No such shareholder accounts shall be established by Ameritas Core Strategies Portfolio or its transfer agent for Ameritas Core Strategies Portfolio except pursuant to written instructions from Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, and Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios shareholder a pro rata share of the number of shares of Ameritas Core Strategies Portfolio received pursuant to Section 2(a) of this Agreement.

(b)     Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Ameritas Core Strategies Portfolio or its transfer agent to each shareholder of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios receiving such distribution of shares of Ameritas Core Strategies Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder’s name.

(c)     Share certificates representing holdings of shares of Ameritas Core Strategies Portfolio shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of Ameritas Core Strategies Portfolio will be issued only for full shares of Ameritas Core Strategies Portfolio and any fractional interests in shares shall be credited in the shareholder’s account with Ameritas Core Strategies Portfolio.

(d)     As promptly as is practicable after the liquidation of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, and in no event later than 12 months from the date of this Agreement, Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios shall be terminated pursuant to the provisions of the Plan and its By-laws and Articles of Incorporation.

(e)     Immediately after the Closing Date, the share transfer books of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios shall be closed and no transfer of shares shall thereafter be made on those books.

5.     ARTICLES OF INCORPORATION AND BY-LAWS

(a)     Articles of Incorporation. The Articles of Incorporation of Calvert Variable Series, Inc., which governs its series, Ameritas Core Strategies Portfolio Fund, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation until amended as provided by law.

(b)     By-laws. The By-laws of Calvert Variable Series, Inc., which govern its series, Ameritas Core Strategies Portfolio, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth with Income Portfolios’ Articles of Incorporation or said By-laws.

6.     REPRESENTATIONS AND WARRANTIES OF AMERITAS CORE STRATEGIES PORTFOLIO

(a)     Organization, Existence, etc. Ameritas Core Strategies Portfolio is a duly organized series of Calvert Variable Series, Inc., validly existing and in good standing under the laws of the State of Maryland, and has the power to carry on its business as it is now being conducted. Currently, Ameritas Core Strategies Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Ameritas Core Strategies Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)     Registration as Investment Company. Calvert Variable Series, Inc., of which Ameritas Core Strategies Portfolio is a series, is registered under the Investment Company Act of 1940 (the “Act”) as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)     Capitalization. Ameritas Core Strategies Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of September 4, 2003, 1,000,000,000 shares were outstanding, and no shares were held in the treasury of Ameritas Core Strategies Portfolio. All of the outstanding shares of Ameritas Core Strategies Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since Ameritas Core Strategies Portfolio is a series of an open-end investment company engaged in the continu ous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)     Shares to be Issued Upon Reorganization. Ameritas Core Strategies Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e)     Authority Relative to this Agreement. Calvert Variable Series, Inc. has the power to enter into the Plan on behalf of its series, Ameritas Core Strategies Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert Variable Series, Inc. and no other proceedings by Calvert Variable Series, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Ameritas Core Strategies Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f)     Liabilities. There are no liabilities of Calvert Variable Series, Inc. on behalf of its series, Ameritas Core Strategies Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in Ameritas Core Strategies Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2002, or otherwise previously disclosed to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, none of which has been materially adverse to the business, assets or results of operations of Ameritas Core Strategies Portfolio.

(g)     Litigation. To the knowledge of Ameritas Core Strategies Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Ameritas Core Strategies Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)     Contracts. Except for contracts and agreements previously disclosed to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios under which no default exists, Ameritas Core Strategies Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)     Registration Statement. Ameritas Core Strategies Portfolio shall have filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement under the Securities Act of 1933 (“Securities Act”) relating to the shares of capital stock of Ameritas Core Strategies Portfolio issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)     will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”), and

(ii)     will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders’ meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Ameritas Core Strategies Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

7.     REPRESENTATIONS AND WARRANTIES OF AMERITAS EMERGING GROWTH, AMERITAS RESEARCH, AND AMERITAS GROWTH WITH INCOME PORTFOLIOS

(a)     Organization, Existence, etc. The Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios are each a duly organized series of the Calvert Variable Series, Inc., validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios are not qualified to do business as foreign corporations under the laws of any jurisdiction. Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios have all necessary federal, state and local authorization to own all of their properties and assets and to carry on the business as now being conducted.

(b)     Registration as Investment Company. The Calvert Variable Series, Inc., of which the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios are each a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)     Capitalization. Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios have an unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2002, 1,000,000,000 shares each of the Ameritas Emerging

Growth, Ameritas Research and Ameritas Growth With Income Portfolio were outstanding; and no shares were held in the treasury of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios. All of the outstanding shares of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios have been duly authorized and are validly issued, fully paid, and non-assessable. Since Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios are each a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios may change prior to the Effective Date of the Reorganization.

(d)     Financial Statements. The audited financial statements of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios for the year ended December 31, 2002, (“Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios Financial Statements”), to be delivered to Ameritas Core Strategies Portfolio, will fairly present the financial position of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios as of December 31, 2002, and the results of their respective operations and changes in net assets for the year then ended.

(e)     Authority Relative to the Plan. Calvert Variable Series, Inc. has the power to enter into the Plan on behalf of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of the Calvert Variable Series, Inc. and, except for approval by the holders of its capital stock, no other proceedings by the Calvert Variable Series, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios are not parties to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f)     Liabilities. There are no liabilities of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios whether or not determined or determinable, other than liabilities disclosed or provided for in Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios’ Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2002, or otherwise previously disclosed to Ameritas Core Strategies Portfolio, none of which has been materially adverse to the business, assets, or results of operations of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios.

(g)     Litigation. To the knowledge of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios or their respective assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)     Contracts. Except for contracts and agreements previously disclosed to Ameritas Core Strategies Portfolio under which no default exists, the Calvert Variable Series, Inc., on behalf of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)     Taxes. The federal income tax returns of the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios have been filed for all taxable years up to and including the taxable year ended December 31, 2002, and all taxes payable pursuant to such returns have been paid. Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios have each qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios since commencement of operations.

(j)     Portfolio Securities. All securities to be listed in the schedule of investments of the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios as of the Effective Time of the Reorganization will be owned by the Calvert Variable Series, Inc. on behalf of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)     Registration Statement. Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios will cooperate with Ameritas Core Strategies Portfolio in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to Ameritas Core Strategies Portfolio the information relating to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios:

(i)     will comply in all material respects with the provisions of the Securities Act and its Regulations, and

(ii)     will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders’ meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Ameritas Core Strategies Portfolio, insofar as it relates to the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8.     CONDITIONS TO OBLIGATIONS OF AMERITAS CORE STRATEGIES PORTFOLIO

The obligations of Ameritas Core Strategies Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)     Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios since December 31, 2002. Ameritas Core Strategies Portfolio shall have received a certificate from Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios satisfactory in form and substance to Ameritas Core Strategies Portfolio indicating that they have met the terms stated in this Section.

(b)     Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c)     Tax Opinion. Ameritas Core Strategies Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Ameritas Core Strategies Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios and the shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios in connection with the Reorganization, and on such other written representations as Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios and Ameritas Core Strategies Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i)     neither Ameritas Emerging Growth, Ameritas Research, Ameritas Growth With Income Portfolios nor Ameritas Core Strategies Portfolio will recognize any gain or loss upon the transfer of the assets of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios to Ameritas Core Strategies Portfolio in exchange for Ameritas Core Strategies Portfolio Shares and upon the distribution (whether actual or constructive) of Ameritas Core Strategies Portfolio Shares to the shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios in exchange for their shares of capital stock of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios;

(ii)     the shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios who receive Ameritas Core Strategies Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios for Ameritas Core Strategies Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii)     the basis of Ameritas Core Strategies Portfolio Shares received by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios’ shareholders will be the same as the basis of the shares of capital stock of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios surrendered in the exchange, the holding period of Ameritas Core Strategies Portfolio shares received by each shareholder of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios will include the period during which the shares of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios exchanged therefor were held by such shareholder, provided the shares of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios were held as a capital asset on the date of the Reorganization; and

(iv)     the basis of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios’ assets acquired by Ameritas Core Strategies Portfolio will be the same as the basis of such assets to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios immediately prior to the Reorganization, and the holding period of the assets of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios in the hands of Ameritas Core Strategies Portfolio will include the period during which those assets were held by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios.

(d)     Opinion of Counsel. Ameritas Core Strategies Portfolio shall have received the opinion of counsel for the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Ameritas Core Strategies Portfolio, to the effect that:

(i)     Calvert Variable Series, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)     Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios are each a series of the Calvert Variable Series, Inc.; and

(iii)     The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of the Calvert Variable Series, Inc., and the Plan has been duly executed and delivered by the Calvert Variable Series, Inc. and, assuming due authorization, execution, and delivery of the Plan by Calvert Variable Series, Inc., is a valid and binding obligation of the Calvert Variable Series, Inc. and its series, the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios.

9.     CONDITIONS TO OBLIGATIONS OF AMERITAS EMERGING GROWTH, AMERITAS RESEARCH, AND AMERITAS GROWTH WITH INCOME PORTFOLIOS

The obligations of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With

Income Portfolios under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)     Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter; and if necessary, the requisite vote of the shareholders of the other portfolios of the Calvert Variable Series, Inc.

(b)     Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Ameritas Core Strategies Portfolio shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Ameritas Core Strategies Portfolio since September 4, 2003. As of the Effective Time of the Reorganization, Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios shall have received a certificate from Ameritas Core Strategies Portfolio satisfactory in form and substance to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios indicating that it has met the terms stated in this Section.

(c)     Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

(d)     Tax Opinion. Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Ameritas Core Strategies Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios in connection with the Reorganization, and on such other written representations as Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios and Ameritas Core Strategies Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i)     neither Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios nor Ameritas Core Strategies Portfolio will recognize any gain or loss upon the transfer of the assets of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios to Ameritas Core Strategies Portfolio in exchange for Ameritas Core Strategies Portfolio Shares and upon the distribution (whether actual or constructive) of Ameritas Core Strategies Portfolio Shares to the shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios in exchange for their shares of capital stock of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios;

(ii)     the shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios who receive Ameritas Core Strategies Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios for Ameritas Core Strategies Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii)     the basis of Ameritas Core Strategies Portfolio Shares received by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios’ shareholders will be the same as the basis of the shares of capital stock of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios surrendered in the exchange, and the holding period of Ameritas Core Strategies Portfolio shares received by each shareholder of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios will include the period during which the shares of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios exchanged therefor were held by such shareholder, provided the shares of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios were held as a capital asset on the date of the Reorganization; and

(iv)     the basis of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios assets acquired by Ameritas Core Strategies Portfolio will be the same as the basis of such assets to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios immediately prior to the Reorganization, and the holding period of the assets of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios in the hands of Ameritas Core Strategies Portfolio will include the period during which those assets were held by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios.

(e)     Opinion of Counsel. Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios shall have received the opinion of counsel for Ameritas Core

Strategies Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, to the effect that:

(i)

Calvert Variable Series, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)	Ameritas Core Strategies Portfolio is a series of Calvert Variable Series, Inc.;

(iii)

The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert Variable Series, Inc., and the Plan has been duly executed and delivered by Ameritas Core Strategies Portfolio and, assuming due authorization, execution, and delivery of the Plan by Calvert Variable Series, Inc., is a valid and binding obligation of Calvert Variable Series, Inc. and its series, Ameritas Core Strategies Portfolio;

(iv)

Ameritas Core Strategies Portfolio shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Ameritas Core Strategies Portfolio.

10.	AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a)

The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b)

At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)

Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Ameritas Core Strategies Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of Ameritas Core Strategies Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Ameritas Core Strategies Portfolio.

(d)

Ameritas Core Strategies Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios if: (i) a material condition to its performance under this Agreement or a material covenant of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios.

(e)

The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios, without liability on the part of either party hereto or its respective directors, officers, or shareholders, and shall be terminated without liability as of the close of business on November 1, 2003, if the Effective Time of the Reorganization is not on or prior to such date.

(f)	No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.	EXPENSES

Each Portfolio will bear its own expenses incurred in connection with this Reorganization.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios and the Ameritas Core Strategies Portfolio have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT VARIABLE SERIES, INC. on behalf of the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth With Income Portfolios
Attest: By: /s/ Ivy Wafford Duke Ivy Wafford Duke	By: /s/ William J. Atherton Name: William J. Atherton Title: President
CALVERT VARIABLE SERIES, INC. on behalf of the Ameritas Core Growth Portfolio
By: /s/ Ivy Wafford Duke Ivy Wafford Duke	By: /s/ William M. Tartikoff Name: William M. Tartikoff Title: Vice President

FORM N-14
PART B

ACQUISITION OF THE ASSETS AND LIABILITIES OF
AMERITAS EMERGING GROWTH PORTFOLIO,
AMERITAS RESEARCH PORTFOLIO,
AMERITAS GROWTH WITH INCOME PORTFOLIO,
EACH A SERIES OF CALVERT VARIABLE SERIES, INC.

IN EXCHANGE FOR SHARES OF
AMERITAS CORE STRATEGIES PORTFOLIO,
A SERIES OF CALVERT VARIABLE SERIES, INC.

4500 MONTGOMERY AVENUE, SUITE 1000N
BETHESDA, MARYLAND 20814

800-368-2745

STATEMENT OF ADDITIONAL INFORMATION

September 4, 2003

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth with Income Portfolios of Calvert Variable Series, Inc., a Maryland corporation (the “Merging Portfolios”), with and into the Ameritas Core Value Portfolio, also a series of Calvert Variable Series, Inc.

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated September 4, 2003 (the “Prospectus/Proxy Statement”) of the Ameritas Core Strategies Portfolio, which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of each of the Merging Portfolios to the Ameritas Core Strategies Portfolio. In exchange, the Ameritas Core Strategies Portfolio would assume all of the liabilities of each of the Merging Portfolios and distribute its shares to each of the Merging Portfolios’ shareholders in complete liquidation of the Merging Portfolios.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Calvert Variable Series, Inc., 4500 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814 or by calling 800-368-2745.

TABLE OF CONTENTS

I.	Additional Information about the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth with Income Portfolios and the Ameritas Core Strategies Portfolio.............................2
II.	Financial Statements...................................................................2

FORM N-14
PART B

I.	Additional Information about the Calvert Variable Series, Inc., Ameritas Emerging Growth, Ameritas Research and Ameritas Growth with Income Portfolios ("Merging Portfolios").

Additional information about the Merging Portfolios and the Ameritas Core Strategies Portfolio ("Ameritas Core Strategies Portfolio") is incorporated by reference to the current Prospectuses and Statements of Additional Information, dated May 1, 2003 for each Merging Portfolio and September 4, 2003 for the Ameritas Core Strategies Portfolio, and each as supplemented through the date hereof. These Prospectuses and Statements of Additional Information have each been filed with the Securities and Exchange Commission.

II.	Financial Statements.

This Statement of Additional Information incorporates by reference the Annual Report for the year ended December 31, 2002, and the Semi-Annual Report for the period ended June 30, 2003, including the reports of KPMG LLP, of each of the Merging Portfolios (the "Reports"), which contain historical financial information regarding the Merging Portfolios. (Since the Ameritas Core Strategies Portfolio will not commence operation until October 31, 2003, no financial statements are available for the Ameritas Core Strategies Portfolio.) The Reports have been filed with the Securities and Exchange Commission. The Reports were also sent to variable annuity contract owners and variable life insurance policyholders on or about May 1, 2003 and are incorporated by reference into this Prospectus/Proxy Statement and Statement of Additional Information.

Pro forma financial statements of the Ameritas Core Strategies Portfolio are provided on the following pages.

CALVERT VARIABLE SERIES, INC.
NEW AND MERGING PORTFOLIOS
MERGER INFORMATION

September 4, 2003

It is the intention of management to merge the Ameritas Emerging Growth, Ameritas Research, and Ameritas Growth with Income Portfolios into the Ameritas Core Strategies Portfolio. Presented on the following pages are the historical Statements of Assets and Liabilities for these Portfolios as of December 31, 2002 and June 30, 2003, and the Pro Forma Statement of Assets and Liabilities at December 31, 2002 and June 30, 2003 of the Ameritas Core Strategies Portfolio assuming the merger with each Merging Portfolio took place on December 31, 2002 and June 30, 2003, respectively. Also presented are the historical Statements of Operations for the Portfolios for the year 2002 and the six months ended June 30, 2003, and the Pro Forma Statement of Operations of the Ameritas Core Strategies Portfolio after the merger with each Merging Portfolio for the year 2002 and the six months ended June 30, 2003. In preparing the Pro Forma financial statements for the Ameritas Core Strategies Portfolio, management fees, custodian fees and professional fees were all adjusted to reflect differences that would have resulted had the merger taken place January 1, 2003 and July 1, 2003, respectively.

Also presented is the merged Schedule of Investments as of December 31, 2002 and June 30, 2003. All of the securities held in the Merging Portfolios as of December 31, 2002 and June 30, 2003, would comply with the investment objectives, policies and restrictions of the Ameritas Core Strategies Portfolio.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Ameritas Core Strategies Portfolio and the Merging Portfolios included in the semi-annual report dated June 30, 2003 and the annual report dated December 31, 2002.

CALVERT VARIABLE SERIES, INC. - AMERITAS EMERGING GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS RESEARCH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS GROWTH WITH INCOME PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS CORE STRATEGIES PORTFOLIO
PROFORMA STATEMENT OF ASSETS AND LIABILITIES                                                                  Ameritas
JUNE 30, 2003 (UNAUDITED)                                                                                    Core Strategies
                                           Ameritas      Ameritas      Ameritas GrowAmeritas                 Portfolio
                                          Emerging GrowthResearch      With Income  Core StrategProforma      Proforma
                                          Portfolio     Portfolio      Portfolio    Portfolio   Adjustments   Combined
                                          -----------   -----------    ----------   ---------   ------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value -     $33,553,388   $16,282,523    $16,680,634         -            -    $66,516,545
 (Cost $30,865,712, $15,529,898, $16,278,478 and $0 respectively.)
Cash                                           4,069         2,397            33           -            -         6,499
Receivable for securities sold               411,316        69,308       222,069           -            -       702,693
Receivable for shares sold                         -         1,717         1,047           -            -         2,764
Interest and dividends receivable              6,585        17,707        16,404           -            -        40,696
Other assets                                   2,512         2,343         4,418           -            -         9,273
                                          -----------   -----------    ----------   ---------   ----------   -----------
 Total assets                             33,977,870    16,375,995     16,924,605          -            -    67,278,470
                                          -----------   -----------    ----------   ---------   ----------   -----------

LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased             212,660       176,706       335,837           -            -       725,203
Payable for shares redeemed                  168,588             -             -           -            -       168,588
Payable to Ameritas Investment Corp.          24,899         9,450         9,457           -            -        43,806
Payable to Calvert Administrative Services Comp4,110         4,110         4,110           -            -        12,330
Accrued expenses and other liabilities        35,940        22,167        23,206           -            -        81,313
                                          -----------   -----------    ----------   ---------   ----------   -----------
 Total liabilities                           446,197       212,433       372,610           -            -     1,031,240
                                          -----------   -----------    ----------   ---------   ----------   -----------
                                          -----------   -----------    ----------   ---------   ----------   -----------
  NET ASSETS                              $33,531,673   $16,163,562    $16,551,995         -            -    $66,247,230
                                          ===========   ===========    ==========   =========   ==========   ===========

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Paid-in capital applicable to 2,465,521, 1$81,035,921,11$27,031,517    $24,635,599         -            -    $132,703,037
 and 0 shares of common stock outstanding; $0.01 par
 value, 1,000,000,000 shares authorized for Emerging Growth,
  Research, Growth With Income and Core Strategies Portfolios,
  respectively.
Undistributed net investment income          (45,019)      107,732       103,812           -            -       166,525
Accumulated net realized gain (loss) on in(50,147,032)  (11,728,565)   (8,590,239)         -            -    (70,465,836)
  and foreign currency transactions
Net unrealized appreciation (depreciation) 2,687,803ments  752,878       402,823           -            -     3,843,504
  and foreign currencies and assets and liabilities
  denominated in foreign currencies
                                          -----------   -----------    ----------   ---------   ----------   -----------
  NET ASSETS                              $33,531,673   $16,163,562    $16,551,995         -            -    $66,247,230
                                          ===========   ===========    ==========   =========   ==========   ===========

NET ASSETS                                $33,531,673   $16,163,562    $16,551,995         -                 $66,247,230
                                          ===========   ===========    ==========   =========                ===========
                                          ===========                               =========                ===========
SHARES OUTSTANDING                         2,465,521 (1) 1,201,901 (1) 1,110,017 (1)               93,637   - 4,871,076 (1)
                                          ===========   ===========    ==========   =========                ===========
                                                        ===========    ==========   =========                ===========
NET ASSET VALUE                               $13.60        $13.45        $14.91                            -    $13.60 (2)
                                          ===========   ===========    ==========   =========                ===========

(1) The proforma combined shares outstanding consists of 2,465,521, 1,188,497 and 1,217,058 shares issued to shareholders of the
      Emerging Growth, Research, and Growth With Income Portfolios, respectively.

(2) The Ameritas Emerging Growth Portfolio constitutes the surviving entity for financial reporting purposes, therefore it is deemed the "accounting survivor" for the merger.

See Notes to Proforma Financial Statements.

CALVERT VARIABLE SERIES, INC. - AMERITAS EMERGING GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS RESEARCH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS GROWTH WITH INCOME PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS CORE STRATEGIES PORTFOLIO
PROFORMA STATEMENT OF OPERATIONS                                                                                   Ameritas
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                                                         Core Strategies
                                            Ameritas        Ameritas       Ameritas GrowthAmeritas                 Portfolio
                                            Emerging Growth Research        With Income   Core StrategieProforma   Proforma
                                            Portfolio*      Portfolio *    Portfolio *    Portfolio    Adjustments Combined
                                            ---------       ----------     ----------     ---------    ----------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest income                             $4,129           $2,364         $1,884             -            -       $8,377
  Dividend income (net of foreign taxes withhe96,657$2,237, $1136,314        129,080             -            -      362,051
  and $1,987 for Emerging Growth, Research and Growth With                                       -            -
  Income Portfolios, respectively)
                                            ---------       ----------     ----------     ---------    ---------   ----------
   Total investment income                   100,786          138,678        130,964             -            -      370,428
                                            ---------       ----------     ----------     ---------    ---------   ----------

Expenses:
  Investment advisory fee                    115,109           56,789         59,487             -            -      231,385
  Transfer agency fees and expenses            5,866            5,911          6,041             -      (11,600)1      6,218
  Directors' fees and expenses                 1,604              836            857             -         (710)2      2,587
  Administrative fees                         24,795           24,795         24,795             -      (49,590)3     24,795
  Accounting fees                             10,478            8,989          9,070             -      (18,786)4      9,751
  Custodian fees                              77,334           36,903         42,042             -      (97,941)5     58,338
  Professional fees                            5,782            6,082          5,099             -      (10,713)6      6,250
  Reports to shareholders                      5,456            3,395          3,464             -            -       12,315
  Miscellaneous                                  863              539            563             -       (1,259)7        706
                                            ---------       ----------     ----------     ---------    ---------   ----------
    Total expenses                           247,287          144,239        151,418             -     (190,599)     352,345
    Reimbursement from Advisor              (101,302)         (71,405)       (73,487)            -      186,936 8    (59,258)
    Fees paid indirectly                        (180)            (144)          (201)            -          525            -
                                                                                                       ---------
                                            ---------       ----------     ----------     ---------    ---------   ----------
      Net expenses                           145,805           72,690         77,730             -       (3,138)     293,087
                                            ---------       ----------     ----------     ---------    ---------   ----------

      NET INVESTMENT INCOME (LOSS)           (45,019)          65,988         53,234             -        3,138       77,341
                                            ---------       ----------     ----------     ---------    ---------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                               (1,449,617)      (627,242)      (565,776)            -            -    (2,642,635)
  Foreign currency transactions                   37              301           (251)            -            -           87
                                            ---------       ----------     ----------     ---------    ---------   ----------
                                            (1,449,580)      (626,941)      (566,027)            -            -    (2,642,548)
                                            ---------       ----------     ----------     ---------    ---------   ----------
Change in unrealized appreciation or (depreciation) on:
  Investments and foreign currencies        6,022,225       2,039,677      1,901,777             -            -    9,963,679
  Assets and liabilities denominated in foreign cu15encies        (33)            45             -            -           27
                                            ---------       ----------     ----------     ---------    ---------   ----------
                                            6,022,240       2,039,644      1,901,822             -            -    9,963,706
                                            ---------       ----------     ----------     ---------    ---------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)     4,572,660       1,412,703      1,335,795             -            -    7,321,158
                                            ---------       ----------     ----------     ---------    ---------   ----------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $4,527,641      $1,478,691     $1,389,029            -       $3,138    $7,398,499
                                            =========       ==========     ==========     =========    =========   ==========

AVERAGE NET ASSETS                          30,950,137      15,269,206     15,994,549            -            -    62,213,892
RATIO OF TOTAL EXP TO AVG N/A                  1.61% (a)        1.90% (a)      1.91% (a)         -            -        1.14%
RATIO OF NET EXP TO AVG N/A                    0.95% (a)        0.96% (a)      0.98% (a)         -            -        0.95%

* For the six months ended June 30, 2003.

(a) Annualized.

The proforma combined statements of operations presented above does not necessarily reflect what the results of operations would have been if the entities had been merged on January 1, 2003.

See Notes to Proforma Adjustments and Proforma Financial Statements.

                                              NOTES TO PORTFOLIO ADJUSTMENTS

1  To reflect the expected Transfer Agency fees for the Portfolio.

2  To reflect the expected Director's fees and expenses for the Portfolio.  The fee is based upon each Director who is not affiliated with the Advisor receiving a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards.  Director's fees are allocated to each of the portfolios served.

3  To reflect an Administrative Service Fee of 0.05% of the Portfolio's average daily net assets, or a minimum of $50,000 per Portfolio.

4  To reflect the Accounting Fees expected to be incurred in the Portfolio.

5  To reflect the expected Custodian Fees for the Portfolio.  The Portfolio has an agreement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank.  Such a deposit arrangement is an alternative to overnight investments.

6  To reflect the expected Professional Fees for the combined Portfolio.

7  Proforma adjustments required to reflect the estimated expenses expected to be incurred for the upcoming fiscal year.

8  The Advisor has agreed to limit net annual portfolio operating expenses through December 31, 2005.  The contractual expense cap is 0.95%.  For the purposes of this expense limit, operating expenses do not include interest expense, brokerage, taxes, extraordinary items and capital items.

CALVERT VARIABLE SERIES, INC. - AMERITAS EMERGING GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS RESEARCH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS GROWTH WITH INCOME PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS CORE STRATEGIES PORTFOLIO
PROFORMA STATEMENT OF ASSETS AND LIABILITIES                                                                   Ameritas
DECEMBER 31, 2002 (UNAUDITED)                                                                                 Core Strategies
                                           Ameritas      Ameritas     Ameritas GrowtAmeritas                  Portfolio
                                           Emerging GrowtResearch      With Income  Core StrategiesProforma    Proforma
                                           Portfolio    Portfolio     Portfolio     Portfolio    Adjustments   Combined
                                           ----------   -----------   -----------   ----------   ------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value -      $30,823,060  $15,717,626   $16,826,241           -            -    $63,366,927
 (Cost $34,157,608, $17,004,696, $18,325,862 and $0 respectively.)
Cash                                          10,502         4,744         3,801            -            -        19,047
Receivable for securities sold                95,546        99,864        11,241            -            -       206,651
Receivable for shares sold                     6,823             -         4,933            -            -        11,756
Interest and dividends receivable             21,022        25,102        22,601            -            -        68,725
Other assets                                   1,700         1,920         3,586            -            -         7,206
                                           ----------   -----------   -----------   ----------   ----------   -----------
 Total assets                              30,958,653   15,849,256    16,872,403            -            -    63,680,312
                                           ----------   -----------   -----------   ----------   ----------   -----------

LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased             230,079       136,773        23,531            -            -       390,383
Payable for shares redeemed                        -        17,871        38,383            -            -        56,254
Payable to Ameritas Investment Corp.          19,990         7,978        10,447            -            -        38,415
Payable to Calvert Administrative Services Comp4,247         4,247         4,247            -            -        12,741
Accrued expenses and other liabilities        37,750        23,408        25,126            -            -        86,284
                                           ----------   -----------   -----------   ----------   ----------   -----------
 Total liabilities                           292,066       190,277       101,734            -            -       584,077
                                           ----------   -----------   -----------   ----------   ----------   -----------
                                           ----------   -----------   -----------   ----------   ----------   -----------
  NET ASSETS                               $30,666,587  $15,658,979   $16,770,669           -            -    $63,096,235
                                           ==========   ===========   ===========   ==========   ==========   ===========

NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Paid-in capital applicable to 2,613,670, 1,$82,698,47622$28,005,625   $26,243,302           -            -    $136,947,403
 and 0 shares of common stock outstanding; $0.01 par
 value, 1,000,000,000 shares authorized for Emerging Growth,
  Research, Growth With Income and Core Strategies Portfolios,
  respectively.
Undistributed net investment income                -        41,744        50,578            -            -        92,322
Accumulated net realized gain (loss) on inv(48,697,452) (11,101,624)  (8,024,212)           -            -    (67,823,288)
  and foreign currency transactions
Net unrealized appreciation (depreciation) (3,334,437)nt(1,286,766)   (1,498,999)           -            -    (6,120,202)
  and foreign currencies and assets and liabilities
  denominated in foreign currencies
                                           ----------   -----------   -----------   ----------   ----------   -----------
  NET ASSETS                               $30,666,587  $15,658,979   $16,770,669           -            -    $63,096,235
                                           ==========   ===========   ===========   ==========   ==========   ===========

NET ASSETS                                 $30,666,587  $15,658,979   $16,770,669           -                 $63,096,235
                                           ==========   ===========   ===========   ==========                ===========
                                           ==========                               ==========                ===========
SHARES OUTSTANDING                         2,613,670 (1) 1,284,009 (1) 1,227,152 (1)               253,515  -  5,378,346
                                           ==========   ===========   ===========   ==========                ===========
                                                        ===========   ===========   ==========                ===========
NET ASSET VALUE                               $11.73        $12.20        $13.67                            -     $11.73
                                           ==========   ===========   ===========   ==========                ===========

(1) The proforma combined shares outstanding consists of 2,613,670, 1,334,951 and 1,429,725 shares issued to shareholders of the
      Emerging Growth, Research, and Growth With Income Portfolios, respectively.

(2) The Ameritas Emerging Growth Portfolio constitutes the surviving entity for financial reporting purposes, therefore it is deemed the "accounting survivor" for the merger.

See Notes to Proforma Financial Statements.

CALVERT VARIABLE SERIES, INC. - AMERITAS EMERGING GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS RESEARCH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS GROWTH WITH INCOME PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS CORE STRATEGIES PORTFOLIO
PROFORMA STATEMENT OF OPERATIONS                                                                                     Ameritas
YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)                                                                             Core Strategies
                                            Ameritas         Ameritas       Ameritas GrowthAmeritas                  Portfolio
                                            Emerging Growth  Research        With Income   Core StrategiesProforma   Proforma
                                            Portfolio *      Portfolio *    Portfolio *    Portfolio    Adjustments  Combined
                                            ----------       ----------     ----------     ----------   -----------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest income                             $21,617          $11,399         $7,740              -            -      $40,756
  Dividend income (net of foreign taxes withhe211,2182,068, $2,257,001        295,097              -            -      763,316
  and $2,332 for Emerging Growth, Research and Growth With                                         -            -
  Income Portfolios, respectively)
                                            ----------       ----------     ----------     ----------   ----------   ----------
   Total investment income                    232,835          268,400        302,837              -            -      804,072
                                            ----------       ----------     ----------     ----------   ----------   ----------

Expenses:
  Investment advisory fee                     319,166          145,003        155,117              -            -      619,286
  Transfer agency fees and expenses            11,869           11,886         12,234              -      (23,553)1     12,436
  Directors' fees and expenses                  3,950            1,951          2,056              -       (2,783)2      5,174
  Administrative fees                          50,000           50,000         50,000              -     (100,000)3     50,000
  Accounting fees                              23,610           18,905         19,142              -      (40,268)4     21,389
  Custodian fees                              142,588           69,015         95,635              -     (193,637)5    113,601
  Professional fees                            12,921           12,801         10,859              -      (24,081)6     12,500
  Reports to shareholders                       4,038            2,905          3,270              -       22,816 7     33,029
  Miscellaneous                                 8,166            3,202          3,657              -       (9,151)8      5,874
                                            ----------       ----------     ----------     ----------   ----------   ----------
    Total expenses                            576,308          315,668        351,970              -     (370,657)     873,289
    Reimbursement from Advisor               (170,103)        (127,875)      (145,535)             -      354,653 9    (88,860)
    Fees paid indirectly                       (1,928)          (2,189)        (3,749)             -        7,866            -
                                            ----------       ----------     ----------     ----------   ----------   ----------
      Net expenses                            404,277          185,604        202,686              -       (8,138)     784,429
                                            ----------       ----------     ----------     ----------   ----------   ----------

      NET INVESTMENT INCOME (LOSS)           (171,442)          82,796        100,151              -        8,138       19,643
                                            ----------       ----------     ----------     ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                               (16,080,476)     (5,084,432)    (3,384,276)            -            -    (24,549,184)
  Foreign currency transactions                (2,935)           1,210            808              -            -         (917)
                                            ----------       ----------     ----------     ----------   ----------   ----------
                                            (16,083,411)     (5,083,222)    (3,383,468)            -            -    (24,550,101)
                                            ----------       ----------     ----------     ----------   ----------   ----------
Change in unrealized appreciation or (depreciation) on:
  Investments and foreign currencies        (3,027,112)       (700,606)     (2,011,622)            -            -    (5,739,340)
  Assets and liabilities denominated in foreign cur76ncies         239            558              -            -          873
                                            ----------       ----------     ----------     ----------   ----------   ----------
                                            (3,027,036)       (700,367)     (2,011,064)            -            -    (5,738,467)
                                            ----------       ----------     ----------     ----------   ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)     (19,110,447)     (5,783,589)    (5,394,532)            -            -    (30,288,568)
                                            ----------       ----------     ----------     ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 ($19,281,889)    ($5,700,793)   ($5,294,381)           -       $8,138    ($30,268,925)
                                            ==========       ==========     ==========     ==========   ==========   ==========

AVERAGE NET ASSETS                          42,555,473       19,333,769     20,682,271             -            -    82,571,513
RATIO OF TOTAL EXP TO AVG N/A                   1.35%            1.63%          1.70%              -            -        1.06%
RATIO OF NET EXP TO AVG N/A                     0.95%            0.96%          0.98%              -            -        0.95%

* For the year ended December 31, 2002.

The proforma combined statements of operations presented above does not necessarily reflect what the results of operations would have been if the entities had been merged on January 1, 2002.

See Notes to Proforma Adjustments and Proforma Financial Statements.

                                              NOTES TO PORTFOLIO ADJUSTMENTS

1 To reflect the expected Transfer Agency fees for the Portfolio.

2  To reflect the expected Director's fees and expenses for the Portfolio.  The fee is based upon each Director who is not affiliated with the Advisor receiving a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards.  Director's fees are allocated to each of the portfolios served.

3  To reflect an Administrative Service Fee of 0.05% of the Portfolio's average daily net assets, or a minimum of $50,000 per Portfolio.

4  To reflect the Accounting Fees expected to be incurred in the Portfolio.

5  To reflect the expected Custodian Fees for the Portfolio.  The Portfolio has an agreement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank.  Such a deposit arrangement is an alternative to overnight investments.

6  To reflect the expected Professional Fees for the combined Portfolio.

7  To reflect the expected Shareholder Report Printing and Postage Fees for the combined Portfolio.

8  Proforma adjustments required to reflect the estimated expenses expected to be incurred for the upcoming fiscal year.

9  The Advisor has agreed to limit net annual portfolio operating expenses through December 31, 2005.  The contractual expense cap is 0.95%.  For the purposes of this expense limit, operating expenses do not include interest expense, brokerage, taxes, extraordinary items and capital items.

CALVERT VARIABLE SERIES, INC. – AMERITAS EMERGING GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. – AMERITAS RESEARCH PORTFOLIO
CALVERT VARIABLE SERIES, INC. – AMERITAS GROWTH WITH INCOME PORTFOLIO CALVERT VARIABLE SERIES, INC. – AMERITAS CORE STRATEGIES PORTFOLIO
NOTES TO PROFORMA FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

NOTE A – SIGNIFICANT ACCOUNTING POLICIES

General: The proforma statement of assets and liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only: however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal year. The transaction would be accomplished by a transfer of all of the assets of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio (the “Merging Portfolios”) in exchange for shares of the Ameritas Core Strategies Portfolio. Following the transfer, Ameritas Core Strategies Portfolio shares will be distributed to the shareholders of the Merging Portfolios in liquidation of the Merging Portfolios, and they, in turn, will be dissolved. As a result of the proposed transaction, each shareholder of the Merging Portfolios will receive that number of the Ameritas Core Strategies Portfolio shares equal in value at the date of the exchange to the value of such shareholder’s respective shares of the Merging Portfolios.

The Ameritas Emerging Growth Portfolio constitutes the surviving entity for financial reporting purposes; therefore it is deemed the “accounting survivor” for the merger.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued a last sale price or official closing price on the primary market in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio in informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an agreement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income tax is required since the Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B – RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. (“AIC”) (the “Advisor”) is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. (“ALIC”), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company (“Ameritas Acacia”). Both AIC and Calvert Group, Ltd. (“Calvert”), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 0.75%, of the Portfolio’s average net assets.

The Advisor has agreed to limit net annual portfolio operating expenses through December 31, 2005. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company (“CASC”), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolios. For its services, CASC receives an annual fee, payable monthly, of .05% based on the Portfolio’s annual average daily net assets, or a minimum of $50,000 per Portfolio.

Calvert Shareholder Services, Inc. (“CSSI”), a subsidiary of Calvert and Acacia Mutual, acts as the shareholder servicing agent for the Portfolios. National Financial Data Services, Inc. (“NFDS”) is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director’s fees are allocated to each of the portfolios served.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Calvert Variable Series Inc.‘s, Ameritas Emerging Growth, Research and Growth With Income Portfolios included in their respective annual reports and semi-annual reports dated December 31, 2002 and June 30, 2003, respectively.

PART C
OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Registrant’s By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither “interested persons” of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies (“Calvert operating companies.”) The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Securities Act of 1933 and be governed by final adjudication of such issue.

ITEM 16. EXHIBITS.

    (1)(a)        Restated Articles of Incorporation of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.

    (1)(b)        Articles Supplementary of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.

    (1)(c)        Articles Supplementary of Acacia Capital Corporation incorporated by reference to Post-Effective Amendment No. 32, dated 4/22/97, accession number 0000708950-97-000006.

    (1)(d)        Articles of Amendment of Acacia Capital Corporation to change name to Calvert Variable Series, Inc., and to change the name of each series, incorporated by reference to Post-Effective Amendment No. 33, dated 2/12/98, accession number 0000708950-98-000002.

    (2)        Amended By-laws of Calvert Variable Series, Inc., incorporated by reference to Post-Effective Amendment No. 37, dated 4/30/99, accession number 0000708950-99-000009.

    (3)        Not Applicable.

    (4)        Form of Agreement and Plan of Reorganization filed herewith.

    (5)        Specimen Stock Certificate (inapplicable).See the following Articles and Sections in the Articles of Incorporation filed as Exhibit (1)(a): 7(d), and 8, and the following sections of the Bylaws filed as exhibit (2); article 1, article 5, article 8.

    (6)(a)        Investment Advisory Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Amended Schedule A to the Investment Advisory Agreement Restated December 2001 for Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(b)        Subadvisory Agreement with Atlanta Capital, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(c)        Subadvisory Agreement with SSgA Funds Management, Inc. (Social Balanced), incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(d)        Subadvisory Agreement with Grantham, Mayo, Van Otterloo & Co. LLC, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(e)        Subadvisory Agreement with Brown Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(f)        Subadvisory Agreement with Awad Asset Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(g)        Subadvisory Agreement with Massachusetts Financial Services Company, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(h)        Subadvisory Agreement with Fred Alger Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(i)        Subadvisory Agreement with SSgA Funds Management, Inc. (Ameritas Index 500), incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(j)        Subadvisory Agreement with Harris Associates L.P., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(k)        Subadvisory Agreement with David L. Babson & Company Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(l)        Subadvisory Agreement with John McStay Investment Counsel, LP, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (6)(m)        Subadvisory Agreement with Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (7)        Underwriting Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

    (8)        Not Applicable.

    (9)        Custodian Agreement, incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

    (10)        Not Applicable.

    (11)        Draft Opinion of Counsel, filed herewith.

    (12)        Draft Opinion and Consent of Counsel on Tax Matters, filed herewith.

    (13)        Not Applicable

    (14)        Draft Consent of Independent Accountants filed herewith.

    (15)        Inapplicable.

    (16)        Power of Attorney Forms signed by each Director incorporated by reference to Post Effective Amendment No. 46, dated April 24, 2002 accession number 0000708950-02-000013.

    (17)        Not Applicable.

ITEM 17. UNDERTAKINGS

Not Applicable

NOTICE

Notice is hereby given that this instrument is executed on behalf of the Registrant by an Officer of the Registrant as an Officer and not individually and the obligations of the Registrant arising out of this instrument are not binding upon any of the Directors, Officers, or shareholders of the Registrant individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and the State of Maryland, on this 4th day of September, 2003.

CALVERT VARIABLE SERIES, INC. By: ____________**_________ Barbara J. Krumsiek Director and Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
__________**____________ Barbara J. Krumsiek	Director and Chairman	09/04/03
__________**____________ Ronald M. Wolfsheimer	Treasurer	09/04/03
__________**____________ Arthur J. Pugh	Director	09/04/03
__________**____________ Frank H. Blatz, Jr.	Director	09/04/03
__________**____________ William J. Atherton	Director	09/04/03
__________**____________ Alice Gresham Bullock	Director	09/04/03
__________**____________ Thomas C. Godlasky	Director	09/04/03
__________**____________ Cynthia H. Milligan	Director	09/04/03